UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2022

SEQLL INC.

(Exact name of registrant as specified in charter)

Delaware	001-40760	46-5319744
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Federal Street Billerica, Massachusetts	01821
(Address of Principal Executive Offices)	(zip code)

(781) 460-6016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	SQL	The Nasdaq Stock Market LLC

Warrants to purchase Common Stock	SQLLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 28, 2022, SeqLL Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following three proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2022:

1.	To elect two Class I directors to serve until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022; and

3.	To approve, on an advisory basis, the 2021 compensation of the Company’s named executive officers.

1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Daniel Jones	5,656,697	102,168	11,718	1,041,059
Patrice M. Milos	5,636,075	89,042	45,466	1,041,059

Based on the votes set forth above, each of Mr. Jones and Dr. Milos was duly elected to serve until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
6,728,479	76,458	6,705	-

Based on the votes set forth above, the stockholders ratified the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

3. Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
5,676,767	83,400	10,416	1,041,059

Based on the votes set forth above, the stockholders approved, on an advisory basis, the 2021 compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2022	SEQLL INC.

	By:	/s/ Daniel Jones
Chief Executive Officer

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